                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event Reported) July 14, 1997




                          THE COLUMBIA GAS SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-1098                     13--1594808
(State of other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


          12355 Sunrise Valley Drive, Suite 300, Reston, VA 20191-3420
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 295-0300

Item 5. Other Events

         Information contained in a News Release dated July 14, 1997, is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Columbia Gas System, Inc.
                                    -----------------------------------
                                      (Registrant)


                                    By /s/ J. W. Grossman
                                      ---------------------------------
                                       Vice President &
                                       Controller

Date: July 16, 1997

For Immediate Release                                      Contact: Carl Ericson
July 14, 1997                                                     (703) 295-0424





           COLUMBIA GAS ANNOUNCES SHARP RISE IN 2ND QUARTER NET INCOME

         RESTON, Va., July 14 -- The Columbia Gas System Inc. today reported that 1997 second-quarter net income rose sharply to $34.9 million, or 63 cents per share, which is $26.7 million more than the year-ago level.

         Oliver G. Richard III, chairman, CEO and president of Columbia, said, "Columbia's earnings performance in the second quarter of 1997 reflects our continued trend of improving operating efficiencies, the sale of base gas from a deactivated storage field and colder-than-normal weather. In addition, of course, it reflects our continued concentration on first-class customer service."

         Richard also said that Columbia had a record high net income for the first half of 1997 of $197.6 million, or $3.57 per share, which was achieved despite unseasonably mild temperatures during the first quarter. Net income for the first six months of 1997 increased $38.1 million, or 53 cents per share, over the same period last year, which also was a record high.

                             SECOND-QUARTER RESULTS

         Columbia's transmission and storage segment's second-quarter operating income of $66 million, increased $27 million over last year. This primarily included $19.1 million from the sale of base gas from a Columbia Transmission storage field, the sale of which was part of its overall rate settlement, as well as increased revenues from transportation and storage services plus lower operation and maintenance costs.

         Cold weather in the second quarter -- 44 percent colder than normal and 19 percent colder than last year -- as well as lower operation and maintenance costs contributed to $21.3 million of operating income for Columbia's distribution segment. In the same period last year, the distribution companies had an operating loss of $3 million, due in large part to restructuring expenses of $15.1 million.

         The exploration and production segment's operating income of $5.4 million decreased $1 million from last year, primarily reflecting lower natural gas prices. In the second quarter of 1997, gas prices averaged $2.67 per thousand cubic feet (Mcf), down 5 percent from the same period last year, while production was 8.4 billion cubic feet (Bcf), up 0.4 Bcf.

         An operating loss of $1.8 million for the marketing, propane and power generation segment was $600,000 greater than the $1.2 million loss in last year's second quarter. This largely was due to lower margins for gas marketing activities and additional costs associated with new services, which more than offset increased gas marketing sales volumes. In last year's second quarter, $1.4 million was recorded for restructuring activities.

                                SIX-MONTH RESULTS

         Several factors more than offset the impact of mild first quarter weather, enabling Columbia to achieve record net income for the first half of 1997. These included the sale of base gas from one of Columbia Transmission's storage fields, a $12.8 million reduction to tax expense resulting from benefits gained through the filing of a consolidated state tax return, $5.5 million from a gain on the temporary deactivation of a storage field, the full period effect of higher rates for Columbia Transmission and Columbia Gas of Kentucky and reduced interest costs because Columbia paid off its short-term borrowings. Last year's net income was reduced $18.6 million for restructuring activities, whereas in the first half of 1997, net income was reduced by $7.7 million. Last year's net income also benefited from a $5.6 million adjustment to the Dec. 31, 1995, sale of the Columbia Development Corp., a southwestern exploration and production unit.

                           OPERATING INCOME BY SEGMENT

         Operating income of $158.9 million for the transmission and storage segment increased $34.4 million over the first half of last year. Improvements included recording the sale of the base gas, the full-period effect of new rates for Columbia Transmission (implemented in February 1996) and reduced operation and maintenance costs.

         The distribution segment posted year-to-date operating income of $161.9 million, a decrease of $3.1 million from last year. A $25 million decrease to operating income attributable to mild first quarter weather was largely offset by expense in 1996 for restructuring activities, higher off-system sales revenues and lower operation and maintenance expense.

         The exploration and production segment's operating income of $17.1 million for the first six months of 1997 was essentially unchanged from the same period last year. The effect of lower natural gas prices was mitigated by revenues received from the buyout of a purchase contract by a cogeneration project. The average price that Columbia received for its natural gas production was $2.72 per Mcf, a 26-cent decrease from last year.

         In the first half of 1997, the marketing, propane and power generation segment reported operating income of $8.1 million, a decrease of $5.4 million due primarily to lower margins for gas marketing, as well as reduced propane sales. The current period benefited from additional gas marketing sales volumes and a $2.6 million gain resulting from the deactivation of a Binghamton, N.Y., cogeneration facility in which TriStar Ventures Corp. is a partner.

         The Columbia Gas System, a Fortune 500 and S&P 500 company located in Reston, Va., is one of the nation's largest natural gas systems with assets of about $6 billion. Its operating companies are engaged in all phases of the gas business plus marketing, fuel management services and electric power generation.

Columbia companies, directly or indirectly, serve more than 7 million natural gas customers in 15 states -- 12 percent of the nation's total -- and the District of Columbia.

         Information about the Columbia Gas System is available on the World Wide Web at http://www.columbiaenergy.com. Columbia stock trades on the New York Stock Exchange under the symbol CG.


                                      -30-

CONTACTS FOR FINANCIAL COMMUNITY:

Melissa Bockelmann: (703) 295-0427
Thomas Hughes: (703) 295-0429

                          THE COLUMBIA GAS SYSTEM INC.
                     Summary of Financial and Operating Data

                                                                 THREE MONTHS              SIX MONTHS
                                                                 ENDED JUNE 30            ENDED JUNE 30
                                                              --------------------    ---------------------
INCOME STATEMENT DATA                                           1997        1996        1997         1996
                                                              --------    --------    --------     --------
($ millions)
     Total Operating Revenues ............................       810.7       582.4     2,338.4      1,785.4
     Operating Expenses
       Products Purchased ................................       403.6       205.9     1,303.2        757.7
       Operation and Maintenance .........................       227.4       242.0       450.9        472.7
       Depreciation and Depletion ........................        49.2        50.9       120.4        119.0
       Other Taxes .......................................        46.2        47.6       123.0        121.8
                                                              --------    --------    --------     --------
     Total Operating Expenses ............................       726.4       546.4     1,997.5      1,471.2
                                                              --------    --------    --------     --------
     Operating Income ....................................        84.3        36.0       340.9        314.2
                                                              --------    --------    --------     --------
     Other Income (Deductions)
       Interest Income and other net .....................         6.1        13.7        20.4         16.8
       Interest expense and related charges ..............       (38.0)      (39.2)      (78.3)       (82.9)
                                                              --------    --------    --------     --------
     Total Other Income (Deductions) .....................       (31.9)      (25.5)      (57.9)       (66.1)
                                                              --------    --------    --------     --------
     Income before Income Taxes ..........................        52.4        10.5       283.0        248.1
     Income Taxes ........................................        17.5         2.3        85.4         88.6
                                                              --------    --------    --------     --------
     Net Income ..........................................        34.9         8.2       197.6        159.5
                                                              ========    ========    ========     ========

PER SHARE DATA
     Earnings on Common Stock ($) ........................        0.63        0.15        3.57         3.04
     Average Common Shares
      Outstanding (millions) .............................        55.4        55.0        55.3         52.5


OPERATING INCOME (LOSS) BY SEGMENT
($ millions)

                       TRANSMISSION AND STORAGE OPERATIONS

                                                                 THREE MONTHS              SIX MONTHS
                                                                 ENDED JUNE 30            ENDED JUNE 30
                                                              --------------------    ---------------------
                                                                1997        1996        1997         1996
                                                              --------    --------    --------     --------
OPERATING REVENUES
   Transportation revenues ...............................       136.8       137.6       317.0        320.6
   Storage revenues ......................................        48.3        40.5        91.8         79.2
   Other revenues ........................................        25.0         5.2        34.7         10.1
                                                              --------    --------    --------     --------
Total Operating Revenues .................................       210.1       183.3       443.5        409.9
                                                              --------    --------    --------     --------

OPERATING EXPENSES
   Operation and maintenance .............................       103.6       101.7       203.7        200.3
   Depreciation ..........................................        26.6        28.2        52.9         55.2
   Other taxes ...........................................        13.9        14.4        28.0         29.9
                                                              --------    --------    --------     --------
Total Operating Expenses .................................       144.1       144.3       284.6        285.4
                                                              --------    --------    --------     --------

OPERATING INCOME .........................................        66.0        39.0       158.9        124.5
                                                              ========    ========    ========     ========

                          THE COLUMBIA GAS SYSTEM INC.
               Summary of Financial and Operating Data (continued)


                             DISTRIBUTION OPERATIONS

                                           THREE MONTHS          SIX MONTHS
                                           ENDED JUNE 30        ENDED JUNE 30
                                         -----------------    ------------------
                                          1997     1996        1997       1996
                                         -------   -------    -------    -------
NET REVENUES
   Sales revenues ...................      342.8     299.9    1,368.0    1,156.6
   Less: Cost of gas sold ...........      207.5     168.8      926.6      687.5
                                         -------   -------    -------    -------
   Net Sales Revenues ...............      135.3     131.1      441.4      469.1
                                         -------   -------    -------    -------

   Transportation revenues ..........       33.3      30.5       75.4       66.4
   Less: Associated gas costs .......        3.3       4.2        6.2        7.4
                                         -------   -------    -------    -------
   Net Transportation Revenues ......       30.0      26.3       69.2       59.0
                                         -------   -------    -------    -------

Net Revenues ........................      165.3     157.4      510.6      528.1
                                         -------   -------    -------    -------

OPERATING EXPENSES
   Operation and maintenance ........      102.6     118.6      212.8      235.1
   Depreciation .....................       12.4      12.2       48.0       43.8
   Other taxes ......................       29.0      29.6       87.9       84.2
                                         -------   -------    -------    -------
Total Operating Expenses ............      144.0     160.4      348.7      363.1
                                         -------   -------    -------    -------

OPERATING INCOME (LOSS) .............       21.3      (3.0)     161.9      165.0
                                         =======   =======    =======    =======


                      EXPLORATION AND PRODUCTION OPERATIONS


                                           THREE MONTHS          SIX MONTHS
                                           ENDED JUNE 30        ENDED JUNE 30
                                         -----------------    ------------------
                                          1997      1996       1997       1996
                                         -------   -------    -------    -------
OPERATING REVENUES
   Gas ..............................       25.8      23.5       53.7       51.2
   Oil and liquids ..................        0.9       1.6        2.0        2.8
                                         -------   -------    -------    -------
Total Operating Revenues ............       26.7      25.1       55.7       54.0
                                         -------   -------    -------    -------

OPERATING EXPENSES
   Operation and maintenance ........       11.4       9.1       20.1       18.0
   Depreciation and depletion .......        7.8       7.4       14.6       14.3
   Other taxes ......................        2.1       2.2        3.9        4.5
                                         -------   -------    -------    -------
Total Operating Expenses ............       21.3      18.7       38.6       36.8
                                         -------   -------    -------    -------

OPERATING INCOME ....................        5.4       6.4       17.1       17.2
                                         =======   =======    =======    =======

                          THE COLUMBIA GAS SYSTEM INC.
               Summary of Financial and Operating Data (continued)


               MARKETING, PROPANE AND POWER GENERATION OPERATIONS


                                          THREE MONTHS           SIX MONTHS
                                          ENDED JUNE 30         ENDED JUNE 30
                                        -----------------     -----------------
                                         1997       1996       1997       1996
                                        ------     ------     ------     ------
NET REVENUES
     Gas marketing revenues ........     296.4      152.3      602.1      310.4
     Less: Products purchased ......     291.7      149.5      592.1      299.4
                                        ------     ------     ------     ------
     Net Gas Marketing Revenues ....       4.7        2.8       10.0       11.0
                                        ------     ------     ------     ------

     Propane revenues ..............      12.7       10.9       41.2       43.2
     Less: Products purchased ......       7.0        6.3       23.2       24.2
                                        ------     ------     ------     ------
     Net Propane Revenues ..........       5.7        4.6       18.0       19.0
                                        ------     ------     ------     ------

     Other Revenues ................       2.5        2.3        8.4        5.3
                                        ------     ------     ------     ------

Net Revenues .......................      12.9        9.7       36.4       35.3
                                        ------     ------     ------     ------

OPERATING EXPENSES
     Operation and maintenance .....      13.0        9.5       24.9       18.8
     Depreciation ..................       1.0        0.7        1.9        1.5
     Other taxes ...................       0.7        0.7        1.5        1.5
                                        ------     ------     ------     ------
Total Operating Expenses ...........      14.7       10.9       28.3       21.8
                                        ------     ------     ------     ------

OPERATING INCOME (LOSS) ............      (1.8)      (1.2)       8.1       13.5
                                        ======     ======     ======     ======


                                    CORPORATE


                                          THREE MONTHS           SIX MONTHS
                                          ENDED JUNE 30         ENDED JUNE 30
                                        -----------------     -----------------
                                         1997       1996       1997       1996
                                        ------     ------     ------     ------
OPERATING (LOSS) ...................      (6.6)      (5.2)      (5.1)      (6.0)
                                        ======     ======     ======     ======

                          THE COLUMBIA GAS SYSTEM INC.
               Summary of Financial and Operating Data (continued)





                                                       JUNE 30, 1997    DECEMBER 31, 1996
                                                       -------------    -----------------
CAPITALIZATION
($ millions)
Common Stock Equity
     Common Stock, par value $10 per share-
      issued 55,382,267 and 55,263,659
      shares, respectively .........................        553.8              552.6

     Additional paid in capital ....................        747.1              743.2

     Retained earnings .............................        434.7              259.3

     Unearned employee compensation ................         (1.1)              (1.5)
                                                          -------            -------

Total Common Stock Equity ..........................      1,734.5            1,553.6

Long-Term Debt .....................................      2,003.6            2,003.8
                                                          -------            -------

Total Capitalization ...............................      3,738.1            3,557.4
                                                          =======            =======

Short-Term Debt ....................................           --              250.0
                                                          =======            =======

                          THE COLUMBIA GAS SYSTEM INC.
               Summary of Financial and Operating Data (continued)


                                                      THREE MONTHS               SIX MONTHS
                                                      ENDED JUNE 30             ENDED JUNE 30
                                                  ---------------------     ---------------------
                                                    1997         1996         1997         1996
                                                  --------     --------     --------     --------
AVERAGE PRICE OF GAS PRODUCTION ($ PER MCF) ..        2.67         2.81         2.72         2.98
                                                  ========     ========     ========     ========

OPERATING DATA
   Gas production (billion cubic feet) .......         8.4          8.0         16.7         16.5
                                                  ========     ========     ========     ========

   Propane gallons sold (millions) ...........        12.7         10.8         36.9         42.0
                                                  ========     ========     ========     ========

   Marketing volumes sold (billion cubic feet)       121.7         59.9        228.4        106.4
                                                  ========     ========     ========     ========

THROUGHPUT
 Transmission (billion cubic feet):
  Transportation
   Columbia Transmission
       Market area ...........................       196.4        197.6        574.2        627.1
   Columbia Gulf
       Main-line .............................       161.9        159.1        312.9        329.3
       Short-haul ............................        57.0         64.1        119.0        133.4
       Intrasegment Eliminations .............      (160.6)      (158.2)      (305.4)      (324.7)
                                                  --------     --------     --------     --------
 Total Throughput ............................       254.7        262.6        700.7        765.1
                                                  ========     ========     ========     ========


 Distribution (billion cubic feet):
  Gas Sales ..................................        41.0         43.3        163.8        191.8
  Transportation .............................        61.0         60.0        133.0        131.7
                                                  --------     --------     --------     --------
 Total Throughput ............................       102.0        103.3        296.8        323.5
                                                  --------     --------     --------     --------
  Off-system sales ...........................        10.9          0.9         42.2          5.3
                                                  --------     --------     --------     --------
Total sold and transported ...................       112.9        104.2        339.0        328.8
                                                  ========     ========     ========     ========

DEGREE DAYS-DISTRIBUTION SERVICE TERRITORY
 Actual ......................................         837          705        3,530        3,807
 Normal ......................................         580          580        3,527        3,559
 % Colder (warmer) than normal ...............          44           22           --            7
 % Colder (warmer) than prior period .........          19           13           (7)          13